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                                             As filed pursuant to Rule 424(b)(5)
                                                Under the Securities Act of 1933
                                                     Registration No. 333-131630

SUPPLEMENT TO
PROSPECTUS SUPPLEMENT DATED MAY 26, 2006
(TO PROSPECTUS DATED MARCH 27, 2006)

                                  $520,536,856
                                  (APPROXIMATE)
                                   CWALT, INC.
                                    DEPOSITOR

                          [COUNTRYWIDE HOME LOANS LOGO]
                               SPONSOR AND SELLER
                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER
                        ALTERNATIVE LOAN TRUST 2006-21CB
                                 ISSUING ENTITY
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-21CB

     This Supplement revises the Prospectus Supplement dated May 26, 2006 to the Prospectus dated March 27, 2006 with respect to the above captioned series of certificates as follows:

     Notwithstanding the information set forth on page S-81 of the Prospectus Supplement, the Price with respect to the Class A-8 Certificates is 65.25%.

CITIGROUP                                         BANC OF AMERICA SECURITIES LLC


                  The date of this Supplement is June 5, 2006.